EXHIBIT 10.63

MINIMUM ASSESSMENT AGREEMENT

THIS MINIMUM ASSESSMENT AGREEMENT, dated as of October 1, 2007, by and among the CITY OF DUBUQUE, IOWA, (the "City"), DIAMOND JO, LLC, a Delaware limited liability company (the "Company"), and the CITY ASSESSOR of the City of Dubuque, Iowa (the "Assessor").

WITNESSETH:

WHEREAS, the City and Company have entered into an Amended and Restated Port of Dubuque Public Parking Facility Development Agreement dated as of October 1, 2007 (the Development Agreement) regarding certain real property located in the City, the legal description of which is contained in Exhibit A attached hereto (the "Development Property"); and

WHEREAS, it is contemplated that the Company will undertake the construction of a new casino facility (the "Casino") on the Development Property, as provided in the Development Agreement; and

WHEREAS, pursuant to Section 403.6 of the Code of Iowa, as amended, the City and the Company desire to establish a minimum actual value for the Development Agreement and the new Casino improvements to be constructed thereon by the Company pursuant to the Development Agreement (the "Minimum Improvements"); and

WHEREAS, the City and the Assessor have reviewed the preliminary plans and specifications for the Minimum Improvements which it is contemplated will be erected; and

WHEREAS, that City has authorized the issuance of $23,025,000.00 Urban Renewal Tax Increment Revenue Bonds, Taxable Series 2007 (the "Bonds"), the proceeds of which will be used to construct a parking facility on the property adjacent to the Development Property, the principal of and interest on which Bonds are expected to be paid from the real property taxes paid by the Company with respect to the Development Property and the Minimum Improvements located thereon.

NOW, THEREFORE, the parties to this Minimum Assessment Agreement, in consideration of the promises, covenants and agreements made by each other, do hereby agree as follows:

1.           Upon substantial completion of construction of the above-referenced Minimum Improvements, but no later than January 1, 2009, the minimum actual taxable value which shall be fixed for assessment purposes for the Development Property and the Minimum Improvements to be constructed thereon shall be not less than Fifty-Seven Million Eight Hundred Ninety Thousand Six Hundred Forty-Nine and no/100 Dollars ($57,890,649.00) (hereafter referred to as the "Minimum Actual Value") until termination of this Minimum Assessment Agreement on the date that all of the Bonds shall have been paid in full or provision for their payment shall have been made (including without limitation the defeasance thereof) (the "Termination Date").  The Minimum Actual Value shall be maintained during such period regardless of (a) any failure to complete the Minimum Improvements (b) destruction of all or any portion of the Minimum Improvements (c) diminution in value of the Development Property or the Minimum Improvements or (d) any other circumstance, whether known or unknown and whether now existing or hereafter occurring.

2.           The Company shall pay, when due, all real property taxes and assessments payable with respect to all and any parts of the Development Property and the Minimum Improvements pursuant to the provisions of this Minimum Assessment Agreement and the Development Agreement.  Such tax payments shall be made without regard to any loss, complete or partial, to the Development Property or the Minimum Improvements, any interruption in, or discontinuance of, the use, occupancy, ownership or operation of the Development Property or the Minimum Improvements by Company or any other matter or thing which for any reason interferes with, prevents or renders burdensome the use or occupancy of the Development Property or the Minimum Improvements.

3.           In the event that for any reason the Minimum Actual Value is not realized or incremental taxes collected in respect of the Development Property and the Minimum Improvements located thereon are insufficient to pay the scheduled payments of principal and interest on the Bonds, the Company agrees to pay as taxes, or, if and to the extent necessary, to make other supplementary payments, in an aggregate amount necessary to pay when due the principal of and interest on the Bonds, including any amounts due as a result of  scheduled sinking fund payments, in each case promptly upon demand by the City.  The parties intend that the annual amount of incremental taxes to be so collected shall be not less than the annual requirement for scheduled principal and interest on the Bonds.

4.           The Company agrees that its obligations to make the tax payments required hereby, to pay the other sums provided for herein, and to perform and observe its other agreements contained in this Minimum Assessment Agreement and in the Development Agreement shall be absolute and unconditional general obligations of the Company (not limited to the statutory remedies for unpaid taxes) and that the Company shall not be entitled to any abatement or diminution thereof, or set off therefrom, nor to any termination of this Minimum Assessment Agreement for any reason whatsoever.  The Company agrees not to request or accept any abatement, settlement or other diminution of taxes resulting from the application of prevailing tax rates to the Minimum Actual Value.

5.           The Company agrees that prior to the Termination Date it will not:

(a)           seek administrative review or judicial review of the applicability or constitutionality of any tax statute relating to the taxation of property contained as a part of the Development Property or the Minimum Improvements determined by any tax official to be applicable to the Development Property, the Minimum Improvements or the Company or raise the inapplicability or constitutionality of any such tax statute as a defense in any proceedings, including delinquent tax proceedings; or

(b)           seek any tax deferral or abatement, either presently or prospectively authorized under Iowa Code Chapter 403 or 404, or any other State or federal law, of the taxation of real property including improvements and fixtures thereon, contained in the Development Property or the Minimum Improvements between the date of execution of this Agreement and the Termination Date; or

(c)           request the Assessor to reduce the Minimum Actual Value; or

(d)           appeal to the board of review of the County, State or to the Director of Revenue of the State to reduce the Minimum Actual Value; or

(e)           cause a reduction in the actual value or the Minimum Actual Value through any other proceedings.

6.           The Company further agrees:

(a)            to construct the Casino on the Development Property in accordance with the plans approved by the Company and the City, and to operate and maintain the Casino for so long as it is the owner such facility;

(b)            to maintain all required licenses with respect to the Casino, including its license from the State of Iowa to operate the Casino as a gaming facility;

(c)            to purchase and maintain business interruption insurance with one or more insurance companies qualified to do business in the State of Iowa in an amount determined by management of the Company to be sufficient in accordance with industry practice given the nature of its business but including in all events the Company's obligation to make the tax and other payments described herein during such business interruption.  That portion of the proceeds of such insurance necessary to pay the debt service due on the Bonds shall be delivered to the City by the Company in a timely manner so as to ensure such payment;

(d)            to purchase and maintain property loss and casualty insurance with one or more insurance companies qualified to do business in the State of Iowa in an amount not less than the replacement value of the Casino, which proceeds from such insurance, if received by the Company and not applied or intended to be applied toward reconstruction or replacement of the Casino, shall be delivered to the City in an amount necessary, if any, to satisfy the remaining debt service then due and owing under the Bonds; and

(e)             that any agreement for the sale of all or substantially all of the assets of the Company shall include a covenant by the subsequent purchaser to comply with all of the Company’s obligations under this Minimum Assessment Agreement from and after the date of such sale.

Any breach by the Company of the covenants set forth in (a) through (e) above shall constitute an Event of Default under the resolution of the City authorizing the issuance of the Bonds.

7.           This Minimum Assessment Agreement shall be promptly recorded by the Company with the Recorder of Dubuque County, Iowa.  Such filing shall constitute notice to any subsequent encumbrancer or purchaser of the Development Property (or part thereof), whether voluntary or involuntary, and this Minimum Assessment Agreement shall be binding and enforceable in its entirety against any such subsequent purchaser or encumbrancer, including the holder of any mortgage.  The Company shall pay all costs of recording.

8.           Neither the preambles nor provisions of this Minimum Assessment Agreement are intended to, or shall be construed as, modifying the terms of the Development Agreement between the City and the Company.

9.           This Minimum Assessment Agreement shall not be assignable by the Company without the consent of the City and shall not be assignable by the City without the consent of the Company.  Notwithstanding any provision to the contrary in this Minimum Assessment Agreement, in the event that the Company provides prior notice to the City of a proposed assignment, accompanied by a report from McGladrey & Pullen, LLP or another nationally recognized firm of independent certified public accountants mutually agreed upon by the City and the Company (in either event, which is not currently engaged by the Company, the proposed assignee or the City), to the effect that in its opinion, based upon the firm’s analysis of the most recent financial statements of the proposed assignee and such other information as the firm considers appropriate, the proposed assignment will not materially adversely affect the timely repayment of all outstanding principal and interest on the Bonds, then the City’s consent to the assignment shall not be withheld or delayed, and upon the assumption of this Minimum Assessment Agreement by the assignee, the Company shall be fully released from its obligations under this Minimum Assessment Agreement.  This Minimum Assessment Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

10.           Nothing herein shall be deemed to waive the Company's rights under Iowa Code Section 403.6(19) to contest that portion of any actual value assignment made by the Assessor in excess of the Minimum Actual Value established herein.  In no event, however, shall the Company seek to reduce the actual value to an amount below the Minimum Actual Value established herein during the term of this Agreement.  This Minimum Assessment Agreement may be amended or modified and any of its terms, covenants, representations, warranties or conditions waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance.

11.           If any term, condition or provision of this Minimum Assessment Agreement is for any reason held to be illegal, invalid or inoperable, such illegality, invalidity or inoperability shall not affect the remainder hereof, which shall at the time be construed and enforced as if such illegal or invalid or inoperable portion were not contained herein.

12.           The Minimum Actual Value herein established shall be of no further force and effect and this Minimum Assessment Agreement shall terminate on the Termination Date.

THE CITY OF DUBUQUE, IOWA

By:           ______________________________
Roy Buol, Mayor
ATTEST:

By:           _________________________
Jeanne Schneider, City Clerk

STATE OF IOWA                    )
                                        )  SS
COUNTY OF DUBUQUE            )

On this _______ day of _________________, 2007, before me a Notary Public in and for said County, personally appeared Roy Buol and Jeanne Schneider to me personally known, who being duly sworn, did say that they are the Mayor and City Clerk, respectively of the City of Dubuque, Iowa, a Municipal Corporation, created and existing under the laws of the State of Iowa, and that the seal affixed to the foregoing instrument is the seal of said Municipal Corporation, and that said instrument was signed and sealed on behalf of said Municipal Corporation by authority and resolution of its City Council and said Mayor and City Clerk acknowledged said instrument to be the free act and deed of said Municipal Corporation by it voluntarily executed.

__________________________________
Notary Public in and for the State of Iowa

DIAMOND JO, LLC

By:           ____________________________
Title:

STATE OF IOWA                      )
                                               )  SS
COUNTY OF DUBUQUE           )

On this _________ day of ___________________________, 2007, before me a Notary Public in and for the State of Iowa, personally appeared ________________________, to me personally known, who being duly sworn, did say that he is the _________________ of DIAMOND JO, LLC, a Delaware limited liability company, who executed the foregoing instrument; and that _____________________________ acknowledged the execution of said instrument to be his voluntary act and deed, voluntarily executed.

___________________________________
Notary Public in and for said County and State

CONSENT TO MINIMUM ASSESSMENT AGREEMENT

The undersigned, being the holder of one or more mortgages granted prior to the date of the Minimum Assessment Agreement to which this Consent is attached, said mortgage(s) encumbering a portion of the Development Property described therein, hereby consents to the execution and recording of the foregoing Minimum Assessment Agreement and agrees to be bound thereby.

WELLS FARGO FOOTHILL, INC.

By:          ___________________________________
Name

____________________________________
Title

STATE OF ____________                               )
) ss
COUNTY OF _____________                         )

On this _________ day of __________________, 2007, before me, the undersigned a Notary Public in and for said County and State, personally appeared _____________________, to me personally known, who being by me duly sworn, did say that the person is the __________________________ of Wells Fargo Foothill, Inc., a California corporation, executing the within and foregoing instrument; that said instrument was signed on behalf of said corporation by authority of the corporation; and that the said ______________________ as such officer acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

_____________________________________
Notary Public

CONSENT TO MINIMUM ASSESSMENT AGREEMENT

The undersigned, being the holder of one or more mortgages granted prior to the date of the Minimum Assessment Agreement to which this Consent is attached, said mortgage(s) encumbering a portion of the Development Property described therein, hereby consents to the execution and recording of the foregoing Minimum Assessment Agreement and agrees to be bound thereby.

U.S. BANK NATIONAL ASSOCIATION,
as trustee

By:           ___________________________________
Name

____________________________________
Title

STATE OF ____________                                )
) ss
COUNTY OF _____________                          )

On this _________ day of __________________, 2007, before me, the undersigned a Notary Public in and for said County and State, personally appeared _____________________, to me personally known, who being by me duly sworn, did say that the person is the __________________________ of U.S. Bank National Association, a national banking association, executing the within and foregoing instrument; that said instrument was signed on behalf of said banking association by authority of said banking association; and that the said ______________________ as such officer acknowledged the execution of said instrument to be the voluntary act and deed of said banking association by it voluntarily executed.

_____________________________________
Notary Public

CERTIFICATION OF ASSESSOR

The undersigned, having reviewed the plans and specifications for the Minimum Improvements to be constructed and the market value assigned to the land upon which the Minimum Improvements are to be constructed, and being of the opinion that the minimum market value contained in the foregoing Minimum Assessment Agreement appears reasonable, hereby certifies as follows:  The undersigned Assessor, being legally responsible for the assessment of the property described in the foregoing Minimum Assessment Agreement, and in accordance with the Minimum Assessment Agreement, certifies that the actual value assigned to such land and improvements shall not be less than Fifty-Seven Million Eight Hundred Ninety Thousand Six Hundred Forty-Nine and no/100 Dollars ($57,890,649.00) until termination of this Minimum Assessment Agreement pursuant to the terms hereof.

____________________________________
City Assessor for the City of Dubuque, Iowa

______________________________
Date

STATE OF IOWA                       )
                                        )  SS
COUNTY OF DUBUQUE            )

Subscribed and sworn to before me by Richard Engelken, City Assessor for the City of Dubuque, Iowa.

_________________________________
Notary Public in and for the State of Iowa

_________________________________
Date

EXHIBIT A

DEVELOPMENT PROPERTY

The Development Property is described as consisting of all that certain parcel or parcels of land located in the City of Dubuque, State of Iowa, more particularly described as follows:

Lot 1 of Adams Company's 1st Addition,
Lot 3 of Adams Company 2nd Addition, and
Lots 1, 2, 3 and 4 of Adams Company 3rd Addition